UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2026

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Duos Technologies Group, Inc.

(Exact name of registrant as specified in its charter)

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Florida	001-39227	65-0493217
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256

(Address of Principal Executive Offices) (Zip Code)

(904) 296-2807

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	DUOT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, effective April 1, 2026 Douglas Recker was appointed Chief Executive Officer and President of Duos Technologies Group, Inc. (the “Company”). In connection with Mr. Recker’s appointment, Charles Ferry resigned as Chief Executive Officer. Mr. Ferry remains as a Director of the Company and will continue as Chief Executive Officer of New APR Energy, LLC, in which the Company has a 5% equity interest.

Mr. Ferry and the Company had entered into an Equity Award Agreement, effective January 1, 2025 (the “Original Agreement”), pursuant to which Mr. Ferry was granted 552,889 shares of the Company’s Common Stock under the 2021 Equity Incentive Plan, as amended, subject to a three-year cliff vesting period. All of such shares were to vest on December 31, 2027. Under the Original Agreement, these shares would be forfeited if Mr. Ferry was not employed by the Company through the vesting date, or if other specified events occurred. In connection with his resignation, Mr. Ferry and the Company amended the Original Agreement as provided in the Amended and Restated Equity Award Agreement (the “Amended and Restated Agreement”), which reduced the number of shares subject to the award to 261,445. The vesting date remains the same, but the shares will now be subject to forfeiture if he no longer is serving as a Director of the Company through the vesting date. All other terms of the grant remain the same.

The foregoing description of the Amended and Restated Agreement does not purport to be complete and is qualified by reference to the Amended and Restated Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Amended and Restated Equity Award Agreement between Duos Technologies, Group, Inc. and Charles P. Ferry.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DUOS TECHNOLOGIES GROUP, INC.

Dated: April 7, 2026	By:	/s/ Leah F. Brown
Leah F. Brown Chief Financial Officer